UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee 38197

(Address of Principal Executive Offices, and Zip-Code)

Registrant’s telephone number, including area code: (901) 419-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

The information in Item 7.01 of this Report, including Exhibit 99.1 referenced thereunder and included herein, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

On September 18, 2023, the Company issued a press release announcing the closing Transaction described above under Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 8.01.	Other Events.

On September 18, 2023, International Paper Company (the “Company”), acting through International Paper Switzerland GmbH (the “IP Shareholder”), completed the previously announced sale of its 50% shareholding in ILIM SA (“ILIM”), the parent company of Ilim Group, an operator of paper mills in Russia, to Pulp Holding Luxembourg S.A.R.L (the “ILIM Shareholder”) for consideration of $484 million paid in cash (the “Transaction”).

The Transaction was effected pursuant to an offer made by the IP Shareholder on December 15, 2022 and accepted by the ILIM Shareholder on January 19, 2023 and January 23, 2023, and also pursuant to the shareholders’ agreement in respect of ILIM dated October 4, 2007 (as subsequently amended and restated).

The Company has also completed the sale of its shares (constituting a 2.39% stake) in JSC Ilim Group to the ILIM Shareholder for $24 million, which brings the total consideration received for the Company’s interests in ILIM and JSC Ilim Group to $508 million.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Transfer Notice, which was filed as Exhibit 10.39 to the Company’s Annual Report on Form 10-K filed on February 17, 2023 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of International Paper Company dated September 18, 2023 relating to the closing of the Transaction.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

Date: September 18, 2023	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary